EXHIBIT 32.2

CERTIFICATION OF
PRINCIPAL ACCOUNTING OFFICER
OF STILLWATER MINING COMPANY
PURSUANT TO 18 U.S.C. §1350

     Pursuant to 18 U.S.C. §1350 and in connection with the accompanying amendment to the quarterly report on Form 10-Q for the period ended September 30, 2003 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Amendment”), I, Thomas T. Angelos, Controller of Stillwater Mining Company (the “Company”) hereby certify that, to my knowledge:

1.	The Amendment fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 17, 2004
/s/ Thomas T. Angelos Thomas T. Angelos Controller and Principal Accounting Officer

The above certification is furnished solely to accompany the Amendment pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

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